Exhibit 99.1

Dr. David Bar-Or

c/o Ampio Pharmaceuticals, Inc.

8400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

May 10, 2010

Board of Directors

Ampio Pharmaceuticals, Inc.

8400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

Re: Resignation as Chairman of the Board

Gentlemen,

This letter will memorialize my resignation, effective today, as Chairman of the Board of Ampio Pharmaceuticals, Inc. This letter will confirm I am not resigning as a member of the Board of Directors by and through this resignation.

Very Truly Yours,

/s/ David Bar-Or
David Bar-Or